UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
Amendment No. 2
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2006
ITC HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)
39500 Orchard Hill Place, Suite 200, Novi, Michigan 48375
(Address of principal executive offices) (zip code)
(Registrant’s telephone number, including area code): (248) 374-7100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On December 22, 2006, a Current Report on Form 8-K/A (“Form 8-K/A Amendment No. 1”) was filed as an amendment to the Current Report on Form 8-K filed on October 16, 2006 (the “Initial Form 8-K”) to provide the financial statements and pro forma financial information relating to the acquisition of all the partnership interests in Michigan Transco Holdings, Limited Partnership that were excluded from the Initial Form 8-K as permitted by Item 9.01 of Form 8-K.
This Current Report on Form 8-K/A Amendment No. 2 (“Form 8-K/A Amendment No. 2”) is being filed to amend the Form 8-K/A Amendment No. 1 to restate the pro forma financial information included therein. ITC Holdings Corp. (the "Company") is restating the Unaudited Pro Forma Condensed Consolidated Statements of Financial Position as of September 30, 2006 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2006 to present the effects of recognizing a regulatory asset for the deferred income tax provision related to the allowance for equity funds used during construction. Refer to Note 15 to the Unaudited Pro Forma Condensed Consolidated Financial Statements included in Exhibit 99.3. Except for the restated items described above, Form 8-K/A Amendment No. 2 hereby continues to reflect information as of the date of the Form 8-K/A Amendment No. 1, and the disclosures have not been updated to reflect information as of any later date.

Item 2.01 Completion of Acquisition or Disposition of Assets
As previously reported by the Company in the Initial Form 8-K, on October 10, 2006 the Company completed the acquisition of all the partnership interests in Michigan Transco Holdings, Limited Partnership, the sole member of Michigan Electric Transmission Company, LLC, pursuant to the purchase agreement among the Company, TE Power Opportunities, L.P., Mich 1400 LLC, MEAP US Holdings Ltd., Macquarie Essential Assets Partnership, Evercore Co-Investment Partnership II L.P., Evercore METC Capital Partners II L.P. and the other parties thereto filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 17, 2006.
On December 22, 2006, Form 8-K/A Amendment No. 1 was filed as an amendment to the Initial Form 8-K to provide the financial statements and pro forma financial information that were excluded from the Initial Form 8-K as permitted by Item 9.01 of Form 8-K.
This Form 8-K/A Amendment No. 2 is being filed as an amendment to the Form 8-K/A Amendment No. 1 to restate the pro forma financial information included herein to present the effects of recognizing a regulatory asset for the deferred income tax provision related to the allowance for equity funds used during construction.
.
Item 9.01
     (a) Financial Statements of Businesses Acquired
(i)	Audited consolidated financial statements of Michigan Transco Holdings, Limited Partnership as of December 31, 2005 and 2004 and for the Years Ended December 31, 2005 and 2004 and the Periods December 10, 2003 (Date of New Partnership) to December 31, 2003 and January 1, 2003 to December 9, 2003 are filed as Exhibit 99.1 to this Form 8-K/A Amendment No. 2.

(ii)	Condensed consolidated financial statements of Michigan Transco Holdings, Limited Partnership as of September 30, 2006 (unaudited) and for the nine months ended September 30, 2006 and 2005 (unaudited) are filed as Exhibit 99.2 to this Form 8-K/A Amendment No. 2.
     (b) Pro Forma Financial Information (Restated)
(i)	The unaudited pro forma condensed consolidated statement of financial position as of September 30, 2006 of ITC Holdings Corp. and the unaudited pro forma condensed consolidated statements of operations of ITC Holdings Corp. for the nine months ended September 30, 2006 and for the year ended December 31, 2005 are filed as Exhibit 99.3 to this Form 8-K/A Amendment No. 2.
     (d) Exhibits

Exhibit	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1
Report of Independent Auditors, Consolidated Balance Sheets of Michigan Transco Holdings, Limited Partnership as of December 31, 2005 and 2004 and the related Consolidated Statements of Income and Comprehensive Income, Consolidated Statements of Partners’ Capital and Consolidated Statements of Cash Flows for the Years Ended December 31, 2005 and 2004 and the Periods December 10, 2003 (Date of New Partnership) to December 31, 2003 and January 1, 2003 to December 9, 2003, and Notes to Consolidated Financial Statements.

99.2
Consolidated Balance Sheet of Michigan Transco Holdings, Limited Partnership as of September 30, 2006 (unaudited) and the related Consolidated Statements of Income and Consolidated Statements of Cash Flows for the nine months ended September 30, 2006 and 2005 (unaudited).

99.3
Unaudited pro forma condensed consolidated statement of financial position as of September 30, 2006 (restated) of ITC Holdings Corp. and the unaudited pro forma condensed consolidated statements of operations of ITC Holdings Corp. for the nine months ended September 30, 2006 (restated) and for the year ended December 31, 2005.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.
February 1, 2007

ITC HOLDINGS CORP.
By:	/s/ Daniel J. Oginsky
Daniel J. Oginsky
Its: Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1
Report of Independent Auditors, Consolidated Balance Sheets of Michigan Transco Holdings, Limited Partnership as of December 31, 2005 and 2004 and the related Consolidated Statements of Income and Comprehensive Income, Consolidated Statements of Partners’ Capital and Consolidated Statements of Cash Flows for the Years Ended December 31, 2005 and 2004 and the Periods December 10, 2003 (Date of New Partnership) to December 31, 2003 and January 1, 2003 to December 9, 2003, and Notes to Consolidated Financial Statements.

99.2
Condensed Consolidated Balance Sheet of Michigan Transco Holdings, Limited Partnership as of September 30, 2006 (unaudited) and the related Consolidated Statements of Income and Consolidated Statements of Cash Flows for the nine months ended September 30, 2006 and 2005 (unaudited).

99.3
Unaudited pro forma condensed consolidated statement of financial position as of September 30, 2006 (restated) of ITC Holdings Corp. and the unaudited pro forma condensed consolidated statements of operations of ITC Holdings Corp. for the nine months ended September 30, 2006 (restated) and for the year ended December 31, 2005.

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